Exhibit 23


           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed
Registration Statements, File Nos. 33-24182, 33-24183, 33-24184,
33-28995, 33-37454 and 33-39695.





Cincinnati, Ohio                 ARTHUR ANDERSEN LLP
December 15, 1994